UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2012

Date of reporting period:	May 31, 2012

Item 1. Report to Shareholders

May 31, 2012

PIMCO Corporate & Income Opportunity Fund

Contents

Letter to Shareholders	2–3

Fund Insights/Performance & Statistics	4–6

Schedule of Investments	7–17

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Changes in Net Assets	20

Statement of Cash Flows	21

Notes to Financial Statements	22–40

Financial Highlights	41

Annual Shareholder Meeting Results/Changes to Board of Trustees/Proxy Voting Policies & Procedures	42

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report	1

Dear Shareholder,

The U.S. economy grew at a slower pace during the fiscal six month reporting period ended May 31, 2012. Initially, corporate balance sheets remained healthy, with profit margins reaching their highest levels in 65 years and stock markets reaching multi-year highs; however as the period drew to a close, profit forecasts were lowered and stocks tumbled, as economic and geopolitical concerns took a toll.

Six Months in Review

For the fiscal six month period ended May 31, 2012, PIMCO Corporate & Income Opportunity Fund rose 18.44% on net asset value (“NAV”) and 16.22% on market price.

The fiscal period began with U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanding at an annual rate of 3.0%. This growth, the strongest since the second quarter of 2010, declined to a 1.9% annual rate during the first quarter of 2012.

U.S. consumers, responsible for approximately two-thirds of U.S. economic activity, remained cautious during the reporting period as gasoline prices rose sharply, before easing as the period ended. Slowing job creation also contributed to consumer caution. During May 2012, the economy added only 69,000 jobs and April’s increase was revised down to 77,000. This was in marked contrast to December 2011 through February 2012 when an average of 250,000 jobs were being added each month. The unemployment rate, which began the reporting period at 8.7%, and declined to 8.1% in April 2012, inched up to 8.2% in May 2012.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

The weaker U.S. economy and Europe’s deepening fiscal crisis caused many companies to scale back profit forecasts during the six month reporting period. Europe, the destination for approximately 20% of American exports, is in, or close to, a recession. In addition, Europe’s unemployment rate is 11.0%. There is also concern about China, where economic growth has eased in the wake of several interest rate hikes.

2	PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

These less than sanguine circumstances prompted the Federal Reserve (the “Fed”) to reveal that it would continue to maintain its closely watched Fed Funds rate in the 0.0% to 0.25% range through late 2014. In testimony to Congress, Fed Chairman Ben Bernanke cited concern over the slowing U.S. and global economies and indicated that the Fed is “prepared to take action” to protect the U.S. economy and financial system. Chairman Bernanke did not commit to whether this might entail a new round of “quantitative easing” to support economic activity.

Outlook

There is growing unease in this presidential election year over future levels of federal taxes and spending. A series of tax cuts are scheduled to expire on December 31, 2012, and major spending reductions are planned to begin in January 2013. The prospect of higher taxes, reduced spending or both would almost certainly have a negative impact on the economy in 2013. In unusually candid language, Chairman Bernanke warned Congress: “I am telling you, try to avoid a situation where you have a massive cut in spending and an increase in taxes hitting all at the same time, as opposed to spreading them out over time.”

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report	3

PIMCO Corporate & Income Opportunity Fund Fund Insights

May 31, 2012 (unaudited)

For the six month fiscal period ended May 31, 2012, PIMCO Corporate & Income Opportunity Fund returned 18.44% on net asset value (“NAV”) and 16.22% on market price.

The U.S. fixed income market experienced periods of volatility during the reporting period, but ultimately generated positive returns amid shifting expectations for the U.S. economy. As the reporting period began, fears of a double-dip recession appeared to be receding as certain economic data was better than expected. This largely continued during the first quarter of 2012, as unemployment moved lower and consumer spending accelerated. During this time, both short- and long-term Treasury yields generally moved higher and most spread sectors (non-U.S. Treasuries) outperformed equal duration Treasuries. Investor sentiment reversed course in April and May 2012, due to fears of contagion from the European sovereign debt crisis and concerns that the U.S. economy may be hitting a soft patch. This triggered increased risk aversion and falling Treasury yields. All told, during the six months ended May 31, 2012, short-term Treasury yields rose modestly, long-term Treasury yields declined and the yield curve flattened. Spread sectors generally outperformed equal-duration Treasuries, with lower-rated, higher yielding securities generating the strongest returns.

Compared to the 3.46% return for the overall U.S. fixed income market (as measured by the Barclays U.S. Aggregate Index), investment grade and high yield bonds returned 6.13% and 7.84%, respectively (as measured by the Barclays U.S. Credit and Barclays U.S. High Yield Indices) for the six month reporting period.

4	PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Fund Insights

May 31, 2012 (unaudited) (continued)

Given strong overall demand from investors looking for yield, on a total return basis, lower rated, higher yielding corporate bonds generally outperformed their higher quality, lower yielding counterparts. For instance, in the Barclays U.S. Credit Index, the AAA-, AA-, A and BBB-rated issues returned 2.64%, 5.80%, 6.58%, and 6.75%, respectively, during the six months ended May 31, 2012. The same trend held true in the high yield market as seen in the Barclays U.S. High Yield Ba/B Index, the BB-rated issues returned 7.24%, versus 7.31% for B-rated names.

Sector and duration positioning drive results

An overweighting to the banking sector contributed to performance as these issues outperformed the market during the reporting period. An emphasis on life insurance was rewarded as these issues also outperformed the market. Further enhancing performance was overall duration positioning as the Fund’s duration relative to the market was longer, which was beneficial as rates trended lower during the period.

On the downside, an overweighting to energy detracted from results as this sector underperformed the market. Elsewhere underweight positioning to consumer cyclicals hindered results as this sector outperformed the market.

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report	5

PIMCO Corporate & Income Opportunity Fund Performance & Statistics

May 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Months	16.22%	18.44%
1 Year	-0.01%	3.13%
5 Year	15.39%	14.58%
Commencement of Operations (12/27/02) to 5/31/12	14.86%	14.07%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 5/31/12	Market Price	$18.02
	NAV	$15.30
Market Price	Premium to NAV	17.78%
NAV	Market Price Yield(2)	8.66%
	Leverage Ratio(3)	33.61%

	Moody’s Rating (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at May 31, 2012.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) that are outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

6	PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited)

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 49.6%

Airlines – 2.6%
$2,694	American Airlines Pass Through Trust, 10.375%, 1/2/21	$2,923,517
	Continental Airlines Pass Through Trust,
857	6.545%, 8/2/20 (h)	918,663
2,410	6.703%, 12/15/22	2,590,490
698	7.373%, 6/15/17	709,430
7,510	7.707%, 10/2/22 (h)	8,171,602
1,435	9.798%, 10/1/22	1,546,540
15,790	Northwest Airlines, Inc., 7.15%, 4/1/21, (MBIA) (h)	15,986,916
	United Air Lines Pass Through Trust,
2,598	7.336%, 1/2/21 (a) (b) (d) (i) (acquisition cost-$2,598,479; purchased 6/19/07)	2,540,014
4,368	10.40%, 5/1/18 (h)	5,001,658
		40,388,830
Banking – 7.7%
4,800	AgFirst Farm Credit Bank, 7.30%, 7/2/12 (a) (b) (d) (f) (i) (acquisition cost-$3,808,000; purchased 2/26/10-3/2/10)	4,753,627
	Barclays Bank PLC,
14,480	10.179%, 6/12/21 (a) (d) (h)	17,099,780
£24,300	14.00%, 6/15/19 (f)	42,501,078
€2,800	BPCE S.A., 9.25%, 4/22/15 (f)	2,727,349
$22,050	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (d) (f) (h)	27,646,885
	HBOS PLC,
1,700	0.676%, 9/6/17 (l)	1,249,832
4,000	6.75%, 5/21/18 (a) (d) (h)	3,670,900
2,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (f)	2,600,000
	Regions Financial Corp.,
3,600	7.375%, 12/10/37	3,510,000
6,600	7.75%, 11/10/14	7,194,000
£1,100	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (f)	1,449,499
£3,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19, (converts to FRN on 9/27/14)	3,698,880
$3,500	State Street Capital Trust III, 5.464%, 7/2/12 (f) (h)	3,515,190
		121,617,020
Building & Construction – 0.4%
2,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	2,010,000
3,300	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	3,737,177
		5,747,177
Consumer Products – 0.2%
3,100	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a) (d)	2,991,500
Financial Services – 23.1%
	Ally Financial, Inc.,
250	5.70%, 6/15/13	247,327
20	5.70%, 10/15/13	19,720
344	5.70%, 12/15/13	337,951
189	5.85%, 6/15/13	187,267
502	5.90%, 12/15/13	494,605
259	5.90%, 1/15/19	241,948
35	6.00%, 7/15/13	34,709
638	6.00%, 11/15/13	629,935

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report 7

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$130	6.00%, 2/15/19	$121,628
4,534	6.00%, 3/15/19	4,243,851
364	6.00%, 4/15/19	339,450
796	6.00%, 9/15/19	739,748
56	6.05%, 8/15/19	52,381
10	6.10%, 9/15/19	9,392
520	6.15%, 9/15/13	519,052
60	6.15%, 11/15/13	59,363
226	6.15%, 12/15/13	224,697
62	6.15%, 8/15/19	58,835
13	6.15%, 10/15/19	12,044
330	6.20%, 11/15/13	326,720
445	6.20%, 3/15/16	429,354
695	6.20%, 4/15/19	656,160
78	6.25%, 7/15/13	77,557
395	6.25%, 10/15/13	394,855
356	6.25%, 11/15/13	356,661
1,141	6.25%, 2/15/16	1,116,052
997	6.25%, 12/15/18	938,106
985	6.25%, 4/15/19	929,000
1,066	6.25%, 5/15/19	1,008,193
605	6.30%, 10/15/13	600,057
237	6.30%, 11/15/13	234,965
379	6.30%, 3/15/16	366,906
1,140	6.35%, 4/15/16	1,101,145
327	6.35%, 10/15/16	315,689
1,260	6.35%, 4/15/19	1,189,924
66	6.35%, 7/15/19	61,865
54	6.375%, 8/1/13	53,757
240	6.40%, 3/15/16	235,437
108	6.40%, 12/15/18	102,875
40	6.50%, 8/15/13	39,868
225	6.50%, 11/15/13	223,676
329	6.50%, 2/15/16	320,802
764	6.50%, 9/15/16	742,362
1,060	6.50%, 6/15/18	1,020,914
10	6.50%, 11/15/18	9,536
50	6.50%, 12/15/18	47,669
135	6.50%, 2/15/20	127,121
139	6.55%, 10/15/16	135,618
381	6.60%, 5/15/18	364,365
116	6.60%, 6/15/19	111,870
1,060	6.65%, 6/15/18	1,028,998
274	6.65%, 2/15/20	260,337
30	6.70%, 5/15/14	29,688
105	6.70%, 6/15/14	103,853
55	6.70%, 8/15/16	53,777
272	6.70%, 6/15/18	260,637
32	6.70%, 6/15/19	31,035
292	6.75%, 7/15/16	281,388
161	6.75%, 8/15/16	158,804
50	6.75%, 11/15/16	49,758
45	6.75%, 6/15/17	43,799

8 PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$185	6.75%, 3/15/18	$178,419
60	6.75%, 7/15/18	58,055
5	6.75%, 9/15/18	4,827
73	6.75%, 10/15/18	70,718
686	6.75%, 5/15/19	654,624
130	6.75%, 6/15/19	125,808
20	6.80%, 10/15/18	19,342
740	6.85%, 4/15/16	731,913
109	6.90%, 6/15/17	105,518
80	6.90%, 8/15/18	78,428
87	6.95%, 6/15/17	85,460
285	7.00%, 8/15/13 (l)	285,040
75	7.00%, 7/15/16	73,694
19	7.00%, 1/15/17	18,795
120	7.00%, 6/15/17	115,887
573	7.00%, 2/15/18	554,002
749	7.00%, 3/15/18	735,105
1,286	7.00%, 5/15/18	1,253,315
96	7.00%, 8/15/18	94,305
635	7.00%, 2/15/21	618,147
1,743	7.00%, 9/15/21	1,688,592
411	7.00%, 6/15/22	397,942
417	7.00%, 11/15/23	397,308
2,181	7.00%, 11/15/24	2,073,591
408	7.05%, 3/15/18	397,483
832	7.05%, 4/15/18	811,445
2,784	7.125%, 10/15/17	2,734,743
15	7.15%, 9/15/18	14,741
2,858	7.20%, 10/15/17	2,817,247
45	7.25%, 6/15/16	44,379
9,609	7.25%, 9/15/17	9,464,324
597	7.25%, 4/15/18	590,302
215	7.25%, 9/15/18	212,766
601	7.25%, 2/15/25	590,905
161	7.25%, 3/15/25	155,566
85	7.30%, 12/15/17	83,220
3,001	7.30%, 1/15/18	2,942,834
4,839	7.375%, 11/15/16	4,833,630
427	7.375%, 4/15/18	420,551
188	7.50%, 6/15/16	186,221
3,455	7.50%, 8/15/17	3,399,744
1,852	7.50%, 11/15/17	1,815,101
1,009	7.50%, 12/15/17	987,050
429	7.50%, 3/15/25	429,879
826	7.55%, 5/15/16	823,811
658	7.75%, 10/15/17	653,209
889	8.00%, 10/15/17	884,871
291	8.00%, 11/15/17	288,124
705	8.125%, 11/15/17	699,086
5	8.20%, 3/15/17	5,000
50	8.50%, 8/15/15	49,358
43	9.00%, 7/15/15	42,776
50	9.00%, 7/15/20	50,011

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report 9

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$1,015	Bank of America Corp., 6.50%, 8/1/16 (h)	$1,100,402
300	BankAmerica Capital II, 8.00%, 12/15/26	302,250
	BNP Paribas S.A. (f),
7,000	7.195%, 6/25/37 (a) (d) (h)	5,757,500
€2,500	7.781%, 7/2/18	2,697,426
$3,400	Capital One Bank USA N.A., 8.80%, 7/15/19 (h)	4,324,933
2,000	Capital One Capital V, 10.25%, 8/15/39	2,080,000
6,300	Capital One Capital VI, 8.875%, 5/15/40 (h)	6,469,388
20,000	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (h)	20,270,000
	Citigroup, Inc.,
€300	4.75%, 2/10/19, (converts to FRN on 2/10/14)	308,659
€3,000	6.393%, 3/6/23	3,765,938
€4,000	Credit Agricole S.A., 7.875%, 10/26/19 (f)	3,462,201
£1,100	General Electric Capital Corp., 6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	1,578,343
$10,000	Glen Meadow Pass Through Trust, 6.505%, 2/12/67, (converts to FRN on 2/15/17) (a) (d) (h)	7,450,000
6,000	Goldman Sachs Group, Inc., 6.45%, 5/1/36 (h)	5,670,786
2,000	International Lease Finance Corp., 8.625%, 9/15/15	2,187,500
12,700	JPMorgan Chase & Co., 7.90%, 4/30/18 (f)	13,819,962
	LBG Capital No.1 PLC,
€1,500	7.375%, 3/12/20	1,461,210
£1,300	7.588%, 5/12/20	1,587,821
£900	7.867%, 12/17/19	1,113,101
£5,439	7.869%, 8/25/20	6,706,070
$12,300	7.875%, 11/1/20 (a) (d)	10,861,552
12,600	8.00%, 6/15/20 (a) (d) (f)	10,097,010
16,040	8.50%, 12/17/21 (a) (d) (f)	14,917,200
£5,000	11.04%, 3/19/20	7,382,349
	LBG Capital No.2 PLC,
€900	8.875%, 2/7/20	962,371
£400	9.125%, 7/15/20	534,775
£2,470	9.334%, 2/7/20	3,386,802
£400	12.75%, 8/10/20	624,489
£650	14.50%, 1/30/22	1,091,940
£2,000	15.00%, 12/21/19	3,498,524
€7,800	15.00%, 12/21/19	11,015,978
$6,900	National City Preferred Capital Trust I, 12.00%, 12/10/12 (f) (h)	7,250,775
10,500	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d) (h)	10,552,500
1,000	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (f)	1,039,017
5,400	PNC Preferred Funding Trust I, 2.124%, 3/15/17 (a) (d) (f) (h)	4,160,646
	Royal Bank of Scotland Group PLC (f),
3,000	7.64%, 9/29/17	1,920,000
3,350	7.648%, 9/30/31 (h)	2,587,875
	SLM Corp. (h),
$5,000	5.625%, 8/1/33	4,050,000
12,200	8.00%, 3/25/20	12,547,981
17,600	8.45%, 6/15/18	18,656,000
	Societe Generale S.A. (f),
€12,000	7.756%, 5/22/13	10,831,744
€5,850	9.375%, 9/4/19	6,293,227

10 PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
	Springleaf Finance Corp.,
$4,300	5.40%, 12/1/15	$3,526,000
8,500	6.50%, 9/15/17	6,693,750
12,500	6.90%, 12/15/17	9,875,000
1,800	USB Capital IX, 3.50%, 7/2/12 (f) (h)	1,349,262
7,000	Wachovia Capital Trust III, 5.57%, 7/2/12 (f) (h)	6,536,250
25,000	Wells Fargo & Co., 7.98%, 3/15/18 (f)	27,312,500
		363,031,275
Hotels/Gaming – 0.7%
	MGM Resorts International,
1,300	10.375%, 5/15/14	1,469,000
1,950	11.125%, 11/15/17	2,193,750
7,427	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d)	7,929,586
		11,592,336
Insurance – 11.4%
33,000	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	33,330,000
	American International Group, Inc.,
6,500	6.25%, 3/15/87	5,720,000
£15,522	6.765%, 11/15/17 (a) (d)	26,046,397
MXN 130,000	7.98%, 6/15/17	8,862,173
€21,200	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	25,165,258
$6,100	8.175%, 5/15/68, (converts to FRN on 5/15/38) (h)	6,366,875
£18,450	8.625%, 5/22/68, (converts to FRN on 5/22/18)	28,150,791
£23,150	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	35,321,995
$6,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (d) (f) (h)	6,438,081
3,200	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (h)	3,932,899
		179,334,469
Oil & Gas – 1.0%
14,160	Anadarko Petroleum Corp., 7.00%, 11/15/27 (h)	15,330,706
Telecommunications – 1.3%
3,300	CenturyLink, Inc., 6.00%, 4/1/17	3,528,855
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (h)	17,529,250
		21,058,105
Utilities – 1.2%
5,000	AES Red Oak LLC, 9.20%, 11/30/29	5,350,000
10,105	Ameren Energy Generating Co., 7.95%, 6/1/32 (h)	8,058,738
1,223	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	1,265,811
4,200	Dynegy Roseton LLC/Danskammer Pass Through Trust, Ser. B, 7.67%, 11/8/16 (b) (e)	2,646,000
2,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	2,086,365
		19,406,914
Total Corporate Bonds & Notes (cost-$747,360,012)		780,498,332

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report 11

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value
MUNICIPAL BONDS – 20.0%

California – 16.0%
$37,300	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	$47,723,485
	Alameda Corridor Transportation Auth. Rev., Ser. B (AMBAC)
1,500	zero coupon, 10/1/31	327,060
1,500	zero coupon, 10/1/32	300,495
1,500	zero coupon, 10/1/33	276,510
25,000	Bay Area Toll Auth. Rev., 7.043%, 4/1/50, Ser. S-1	35,568,000
3,000	Fresno Cnty. Rev., zero coupon, 8/15/25, Ser. A (FGIC-NPFGC)	1,569,660
3,000	Inglewood Rev., zero coupon, 9/1/35, Ser. B (AMBAC)	602,280
3,400	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,781,344
31,400	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	41,266,822
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,509,938
3,425	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,603,853
24,500	Riverside Electric Rev., 7.605%, 10/1/40	34,581,260
4,820	San Bernardino Cnty. Redev. Agcy., Tax Allocation, San Sevaine Redev., 8.40%, 9/1/40, Ser. A	5,200,587
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	22,858,383
4,365	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	1,958,183
1,745	San Marcos Unified School Dist., GO, zero coupon, 8/1/29	773,384
	State, GO,
10,500	7.625%, 3/1/40	13,642,020
2,500	7.95%, 3/1/36	2,961,150
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	27,176,745
		250,681,159
Colorado – 0.2%
2,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	2,663,320
District of Columbia – 1.1%
15,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	18,032,550
Louisiana – 0.1%
700	New Orleans, Public Improvements, GO, 8.80%, 12/1/39, Ser. A	797,377
New Jersey – 0.9%
	Economic Dev. Auth. Rev., Ser. B (AGM),
3,000	zero coupon, 2/15/22	1,926,720
22,540	zero coupon, 2/15/24	12,593,774
		14,520,494
Ohio – 0.5%
5,000	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	7,408,350
Pennsylvania – 0.2%
	Philadelphia Auth. for Industrial Dev. Rev., Ser. B (AMBAC),
3,000	zero coupon, 4/15/24	1,334,100
3,800	zero coupon, 4/15/26	1,474,058
		2,808,158
Texas – 1.0%
7,700	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	9,265,333
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27	6,697,505
		15,962,838
Total Municipal Bonds (cost-$257,606,976)		312,874,246

12 PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 13.1%

$2,126	American Home Mortgage Assets LLC, 0.469%, 9/25/46, CMO (l)	$263,425
622	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	468,055
14,554	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	11,560,442
	BCAP LLC Trust, CMO (a) (d) (l),
4,075	5.303%, 7/26/37	219,935
4,779	5.577%, 3/26/37	529,519
4,445	9.705%, 6/26/36	800,050
1,330	Bear Stearns Alt-A Trust, 2.809%, 11/25/36, CMO (l)	709,438
	Chase Mortgage Finance Corp., CMO,
78	2.812%, 12/25/35 (l)	72,406
6,091	6.00%, 2/25/37	4,787,970
5,580	6.00%, 7/25/37	4,693,138
6,808	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	6,708,207
	Countrywide Alternative Loan Trust, CMO,
81	5.25%, 5/25/21	71,270
1,584	5.50%, 3/25/35	1,225,196
14,891	5.50%, 9/25/35	12,455,370
506	5.50%, 3/25/36	323,199
2,154	6.00%, 2/25/35	1,926,449
2,143	6.50%, 8/25/36	1,242,549
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
5,071	5.50%, 10/25/35	4,830,440
1,448	5.75%, 12/25/35	1,271,105
5,156	5.75%, 3/25/37	4,181,195
4,133	5.75%, 6/25/37	3,584,341
2,434	6.00%, 4/25/36	1,985,377
526	6.00%, 5/25/36	425,253
3,384	6.00%, 2/25/37	2,792,787
8,745	6.00%, 3/25/37	7,181,912
931	6.00%, 4/25/37	796,544
	Credit Suisse Mortgage Capital Certificates, CMO,
3,017	6.00%, 2/25/37	2,332,531
7,138	6.00%, 6/25/37	6,042,971
	GSR Mortgage Loan Trust, CMO,
8,456	2.825%, 3/25/37 (l)	5,284,770
1,261	5.50%, 5/25/36	1,005,155
29,374	6.00%, 2/25/36	26,418,151
	JPMorgan Mortgage Trust, CMO,
8,205	5.00%, 3/25/37	6,313,524
261	5.265%, 10/25/35 (l)	247,200
3,946	5.416%, 1/25/37 (l)	3,040,715
3,539	5.516%, 6/25/36 (l)	3,009,337
1,513	6.00%, 8/25/37	1,277,008
	RBSSP Resecuritization Trust, CMO (a) (d) (l),
3,609	0.459%, 10/27/36	82,779
8,000	0.479%, 8/27/37	115,048
	Residential Accredit Loans, Inc., CMO (l),
400	0.419%, 6/25/46	134,062
2,634	0.469%, 5/25/37	554,526
	Residential Asset Securitization Trust, CMO,
1,014	5.75%, 2/25/36	688,816
1,908	6.00%, 9/25/36	1,043,565

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report	13

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

	Residential Funding Mortgage Securities I, Inc., CMO,
$9,576	6.00%, 1/25/37	$7,768,423
5,415	6.25%, 8/25/36	4,511,932
373	Structured Asset Mortgage Investments, Inc., CMO (l), 0.359%, 8/25/36	195,648
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (l),
2,808	5.497%, 4/25/37	2,124,189
2,255	5.811%, 2/25/37	1,622,288
	WaMu Mortgage Pass Through Certificates, CMO (l),
1,216	2.349%, 12/25/36	824,704
1,383	2.509%, 9/25/36	958,276
5,669	3.671%, 6/25/37	3,798,168
2,178	4.893%, 7/25/37	1,401,532
4,000	5.413%, 2/25/37	3,510,808
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO (l),
2,384	0.912%, 4/25/47	237,533
2,698	0.999%, 5/25/47	518,830
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
7,456	2.605%, 10/25/36 (l)	5,665,350
2,638	2.616%, 7/25/36 (l)	1,954,973
1,133	2.667%, 4/25/36 (l)	928,561
13,972	2.673%, 7/25/36 (l)	10,404,553
2,624	2.675%, 4/25/36 (l)	2,119,952
3,258	6.00%, 7/25/37	3,193,973
22,000	6.00%, 8/25/37	20,999,902
Total Mortgage-Backed Securities (cost-$200,709,318)		205,435,325

Shares

PREFERRED STOCK – 5.4%

Banking – 1.9%
298,700	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (f) (i) (acquisition cost-$16,727,200; purchased 8/23/10-2/1/11)	15,711,620
12,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	14,298,750
		30,010,370
Financial Services – 3.5%
7,000	Ally Financial, Inc., 7.00%, 6/29/12 (a) (d) (f)	6,002,500
570,000	Citigroup Capital XIII, 7.875%, 10/30/15 (j)	15,082,200
1,074,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (j)	24,616,080
100	Union Planters Preferred Funding Corp., 7.75%, 7/15/23 (a) (b) (d) (f) (i) (acquisition cost-$8,762,500; purchased 12/15/10)	9,137,500
		54,838,280
Total Preferred Stock (cost-$85,110,450)		84,848,650

CONVERTIBLE PREFERRED STOCK – 3.4%

Financial Services – 1.0%
14,850	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	16,468,502

14 PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Shares		Value

Utilities – 2.4%
	PPL Corp.,
201,000	8.75%, 5/1/14	$10,532,400
495,000	9.50%, 7/1/13	26,413,200
		36,945,600
Total Convertible Preferred Stock (cost-$46,201,148)		53,414,102

Principal Amount (000)

SOVEREIGN DEBT OBLIGATIONS – 1.8%

Brazil – 1.8%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL 51,919	10.00%, 1/1/17	26,160,415
BRL 204	10.00%, 1/1/21	100,782
BRL 2,000	Brazilian Government International Bond, 12.50%, 1/5/22	1,338,721
Total Sovereign Debt Obligations (cost-$26,950,699)		27,599,918

ASSET-BACKED SECURITIES – 1.5%

	Greenpoint Manufactured Housing (l),
$8,300	8.30%, 10/15/26	9,177,332
6,821	8.45%, 6/20/31	6,581,349
4,280	GSAA Trust, 6.295%, 6/25/36	2,453,221
6,062	Indymac Residential Asset-Backed Trust, 0.399%, 7/25/37 (l)	3,251,006
2,640	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (l)	1,761,115
Total Asset-Backed Securities (cost-$21,514,509)		23,224,023

SENIOR LOANS (a) (c) – 1.2%

Financial Services – 1.2%
20,000	Springleaf Finance Corp., 5.50%, 5/10/17 (cost-$19,916,748)	18,445,840

U.S. GOVERNMENT AGENCY SECURITIES – 0.0%

21	Fannie Mae, 8.00%, 7/18/27, CMO (cost-$21,681)	24,670

SHORT-TERM INVESTMENTS – 4.0%

Corporate Notes – 2.1%
Financial Services – 2.1%
	Ally Financial, Inc.,
122	6.10%, 5/15/13	121,168
357	6.25%, 3/15/13	354,890
258	6.35%, 5/15/13	256,819
639	6.50%, 5/15/13	638,985
260	6.75%, 7/15/12	258,806
672	6.75%, 9/15/12	672,632
403	6.80%, 2/15/13	401,907
135	6.875%, 10/15/12	134,922
420	6.875%, 4/15/13	419,374

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report	15

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

May 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$3,244	7.00%, 9/15/12	$3,255,549
614	7.00%, 10/15/12	613,292
1,970	7.00%, 11/15/12	1,972,831
693	7.00%, 12/15/12	694,299
2,900	7.10%, 9/15/12	2,912,485
3,495	7.10%, 1/15/13	3,505,380
142	7.125%, 8/15/12	141,970
385	7.125%, 12/15/12	387,173
6,750	7.25%, 8/15/12 (h)	6,778,226
387	7.25%, 12/15/12	386,894
456	7.50%, 10/15/12	456,269
118	7.75%, 10/15/12	118,172
532	7.875%, 11/15/12	533,274
€7,248	Springleaf Finance Corp., 3.25%, 1/16/13	8,544,519
Total Corporate Notes (cost-$34,276,708)		33,559,836

U.S. Treasury Obligations (g) (k) – 0.8%
	U.S. Treasury Bills,
$12,933	0.081%-0.185%, 8/2/12-5/30/13 (cost-$12,924,434)	12,925,069

Repurchase Agreements – 1.1%
10,000	Barclays Capital, Inc., dated 5/31/12, 0.20%-0.23%, due 6/1/12, proceeds $10,000,060; collateralized by Ginnie Mae, 4.00%, due 2/20/42, valued at 5,153,868 and U.S. Treasury Inflation Indexed Bonds, 3.875%, due 4/15/29, valued at $5,153,624 including accrued interest	10,000,000
6,900	JPMorgan Securities, Inc., dated 5/31/12, 0.22%, due 6/1/12, proceeds 6,900,042; collateralized by U.S. Treasury Notes 0.875%, due 11/30/16, valued at 7,044,815 including accrued interest	6,900,000
535	State Street Bank & Trust Co., dated 5/31/12, 0.01%, due 6/1/12, proceeds $535,000; collateralized by U.S. Treasury Notes, 5.50%, due 8/15/28, valued at $546,010 including accrued interest	535,000
Total Repurchase Agreements (cost-$17,435,000)		17,435,000
Total Short-Term Investments (cost-$64,636,142)		63,919,905
Total Investments (cost-$1,470,027,683) – 100.0%		$1,570,285,011

16 PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Notes to Schedule of Investments

May 31, 2012 (unaudited) (continued)

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $316,562,275, representing 20.2% of total investments.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2012.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Restricted. The aggregate acquisition cost of such securities is $31,896,179. The aggregate market value is $32,142,761, representing 2.0% of total investments.
(j)	Dividend rate is fixed until the first call date and variable thereafter.
(k)	Rates reflect the effective yields at purchase date.
(l)	Variable or Floating Rate Security–Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on May 31, 2012.

Glossary:
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
BRL	-	Brazilian Real
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
	€-	Euro
FGIC	-	insured by Financial Guaranty Insurance Co.
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on May 31, 2012.
GO	-	General Obligation Bond
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MXN	-	Mexican Peso
NPFGC	-	insured by National Public Finance Guarantee Corp.

PIMCO Corporate & Income Opportunity Fund
See accompanying Notes to Financial Statements. | 5.31.12 | Semi-Annual Report	17

PIMCO Corporate & Income Opportunity Fund Statement of Assets and Liabilities

May 31, 2012 (unaudited)

Assets:
Investments, at value (cost-$1,470,027,683)	$1,570,285,011
Interest and dividend receivable	28,521,932
Unrealized appreciation of forward foreign currency contracts	21,541,174
Unrealized appreciation of OTC swaps	5,985,386
Swap premiums paid	3,950,517
Receivable from broker	1,483,730
Prepaid expenses	78,757
Total Assets	1,631,846,507

Liabilities:
Payable for reverse repurchase agreements	204,552,917
Payable to custodian (including foreign currency at value, of $55,126 with a cost of $54,596)	65,356
Swap premiums received	17,124,544
Unrealized depreciation of OTC swaps	12,659,795
Dividends payable to common and preferred shareholders	8,897,302
Payable to brokers for cash collateral received	8,805,000
Payable for investments purchased	4,320,755
Unrealized depreciation of forward foreign currency contracts	3,133,371
Investment management fees payable	702,616
Interest payable for reverse repurchase agreements	189,994
Interest payable on cash collateral	3,607
Accrued expenses	297,783
Total Liabilities	260,753,040
Preferred Shares ($0.00001 par value and $25,000 net asset and liquidation preference per share applicable to an aggregate of 13,000 shares issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$1,046,093,467

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share, applicable to 68,388,207 shares issued and outstanding)	$684
Paid-in-capital in excess of par	973,613,150
Dividends in excess of net investment income	(4,781,150)
Accumulated net realized loss	(34,271,585)
Net unrealized appreciation of investments, swaps and foreign currency transactions	111,532,368
Net Assets Applicable to Common Shareholders	$1,046,093,467
Net Asset Value Per Common Share	$15.30

PIMCO Corporate & Income Opportunity Fund
18	Semi-Annual Report	| 5.31.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Opportunity Fund Statement of Operations

Six Months ended May 31, 2012 (unaudited)

Investment Income:
Interest	$58,797,397
Dividends	5,858,793
Facility and other fee income	34,198
Total Investment Income	64,690,388

Expenses:
Investment management fees	4,034,400
Interest expense	904,925
Auction agent fees and commissions	256,464
Custodian and accounting agent fees	212,095
Shareholder communications	75,491
Trustees’ fees and expenses	68,058
Audit and tax services	51,795
Legal fees	24,500
New York Stock Exchange listing fees	21,982
Insurance expense	20,619
Transfer agent fees	15,997
Miscellaneous	18,180
Total Expenses	5,704,506

Net Investment Income	58,985,882

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(13,710,919)
Futures contracts	759,992
Swaps	(4,764,753)
Foreign currency transactions	1,528,998
Payments from Affiliate (See Note 8)	24,514
Net change in unrealized appreciation/depreciation of:
Investments	95,446,331
Swaps	17,442,176
Foreign currency transactions	11,723,361
Net realized and change in unrealized gain on investments, futures contracts, swaps and foreign currency transactions	108,449,700
Net Increase in Net Assets Resulting from Investment Operations	167,435,582

Dividends on Preferred Shares from Net Investment Operations	(191,492)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$167,244,090

PIMCO Corporate & Income Opportunity Fund
See accompanying Notes to Financial Statements. | 5.31.12 |	Semi-Annual Report	19

PIMCO Corporate & Income Opportunity Fund
Statement of Changes in Net Assets Applicable to Common Shareholders

	Six Months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011
Investment Operations:
Net investment income	$58,985,882	$127,201,763
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	(16,186,682)	37,068,741
Payments from Affiliate (See Note 8)	24,514	–
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	124,611,868	(164,907,958)
Net increase (decrease) in net assets resulting from investment operations	167,435,582	(637,454)
Dividends on Preferred Shares from Net Investment Income	(191,492)	(546,539)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	167,244,090	(1,183,993)
Dividends to Common Shareholders from Net Investment Income	(95,064,875)	(140,162,918)
Common Share Transactions:
Reinvestment of dividends	6,719,094	9,622,424
Total increase (decrease) in net assets applicable to common shareholders	78,898,309	(131,724,487)

Net Assets Applicable to Common Shareholders:
Beginning of period	967,195,158	1,098,919,645
End of period (including undistributed (dividends in excess of) net investment income of $(4,781,150) and $31,489,335, respectively)	$1,046,093,467	$967,195,158

Common Shares Issued in Reinvestment of Dividends	387,228	555,631

PIMCO Corporate & Income Opportunity Fund
20	Semi-Annual Report	| 5.31.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Opportunity Fund Statement of Cash Flows

Six Months ended May 31, 2012 (unaudited)

Decrease in Cash and Foreign Currency from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$167,435,582

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(179,434,757)
Proceeds from sales of long-term investments	233,795,662
Sales of short-term portfolio investments, net	25,758,465
Net change in unrealized appreciation/depreciation of investments, swaps and foreign currency transactions	(124,611,868)
Net realized loss on investments, futures contracts, swaps and foreign currency transactions	16,186,682
Net amortization premium on investments	(2,609,300)
Decrease in receivable for investments sold	270,005
Increase in interest and dividend receivable	(1,379,961)
Proceeds from futures contracts transactions	759,992
Increase in prepaid expenses	(38,054)
Decrease in payable for investments purchased	(13,691,126)
Increase in payable to brokers for cash collateral received	5,445,000
Net cash used for swap transactions	(16,458,583)
Net cash used for foreign currency transactions	1,321,527
Increase in investment management fees payable	54,836
Decrease in interest payable for reverse repurchase agreements	(48,212)
Increase in interest payable on cash collateral	3,607
Increase in accrued expenses	10,541
Net cash provided by operating activities*	112,770,038

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(25,659,083)
Cash dividends paid (excluding reinvestment of dividends of $6,719,094)	(87,462,808)
Increase in payable to custodian for cash overdraft	65,356
Net cash used for financing activities	(113,056,535)
Net decrease in cash	(286,497)
Cash and foreign currency, at beginning of period	286,497
Cash and foreign currency, at end of period	$0

*                 Included in operating expenses is cash paid by the Fund for interest primarily related to participation in reverse repurchase agreement transactions of $949,925.

PIMCO Corporate & Income Opportunity Fund
See accompanying Notes to Financial Statements. | 5.31.12 |	Semi-Annual Report	21

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Opportunity Fund (the ‘‘Fund’’), formerly PIMCO Corporate Opportunity Fund, was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”) formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities,

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PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the

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PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

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PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at May 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a) and 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$15,986,916	$24,401,914	$40,388,830
Utilities	–	16,760,914	2,646,000	19,406,914
All Other	–	720,702,588	–	720,702,588
Municipal Bonds	–	312,874,246	–	312,874,246
Mortgage-Backed Securities	–	204,635,275	800,050	205,435,325
Preferred Stock:
Financial Services	$39,698,280	15,140,000	–	54,838,280
All Other	–	30,010,370	–	30,010,370
Convertible Preferred Stock	53,414,102	–	–	53,414,102
Sovereign Debt Obligations	–	27,599,918	–	27,599,918
Asset-Backed Securities	–	23,224,023	–	23,224,023
Senior Loans	–	18,445,840	–	18,445,840
U.S. Government Agency Securities	–	24,670	–	24,670
Short-Term Investments	–	63,919,905	–	63,919,905
Total Investments in Securities – Assets	$93,112,382	$1,449,324,665	$27,847,964	$1,570,285,011
Other Financial Instruments* – Assets
Credit Contracts	–	$5,985,386	–	$5,985,386
Foreign Exchange Contracts	–	21,541,174	–	21,541,174
Total Other Financial Instruments* – Assets	–	$27,526,560	–	$27,526,560
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(12,659,795)	–	$(12,659,795)
Foreign Exchange Contracts	–	(3,133,371)	–	(3,133,371)
Total Other Financial Instruments* – Liabilities	–	$(15,793,166)	–	$(15,793,166)
Total Investments	$93,112,382	$1,461,058,059	$27,847,964	$1,582,018,405

*            Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the six months ended May 31, 2012.

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PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2012, was as follows:

	Beginning Balance 11/30/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 5/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$23,633,504	–	$(568,279)	$73,547	$1,160	$1,261,982	–	–	$24,401,914
Transportation	1,279,120	–	(1,268,025)	(540)	(8,375)	(2,180)	–	–	–
Utilities	2,541,000	–	–	–	–	105,000	–	–	2,646,000
Mortgage-Backed Securities	980,373	–	(880,140)	169,308	747,514	312,514	–	$(529,519)	800,050
Asset-Backed Securities	9,383,135	–	–	13,544	–	(219,348)	–	(9,177,331)	–
Total Investments	$37,817,132	–	$(2,716,444)	$255,859	$740,299	$1,457,968	–	$(9,706,850)	$27,847,964

** Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2012 was $1,592,904. Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fee) received on the settlement date are amortized as income for the expected term of the senior loan. Facility fees and other fees received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at May 31, 2012. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed

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PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO

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PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as incurred.

(n) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse

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PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

2. Principal Risks (continued)

floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund engages in transactions or purchases instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report  29

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

2. Principal Risks (continued)

appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment return, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Fund uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts. There were no open futures transactions at May 31, 2012.

30  PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report  31

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2012 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the

32 PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. At May 31, 2012 there were no open interest rate swaps agreements.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at May 31, 2012:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$5,985,386	–	$5,985,386
Unrealized appreciation of forward foreign currency contracts	–	$21,541,174	21,541,174
Total asset derivatives	$5,985,386	$21,541,174	$27,526,560

Liability derivatives:
Unrealized depreciation of OTC swaps	$(12,659,795)	–	$(12,659,795)
Unrealized depreciation of forward foreign currency contracts	–	$(3,133,371)	(3,133,371)
Total liability derivatives	$(12,659,795)	$(3,133,371)	$(15,793,166)

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report  33

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statement of Operations for the six months ended May 31, 2012:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$759,992	–	–	$759,992
Swaps	–	$(4,764,753)	–	(4,764,753)
Foreign currency transactions (forward foreign currency contracts)	–	–	$1,831,301	1,831,301
Total net realized gain (loss)	$759,992	$(4,764,753)	$1,831,301	$(2,173,460)
Net change in unrealized appreciation/depreciation of:
Swaps	–	$17,442,176	–	$17,442,176
Foreign currency transactions (forward foreign currency contracts)	–	–	$11,930,831	11,930,831
Total net change in unrealized appreciation/depreciation	–	$17,442,176	$11,930,831	$29,373,007

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended May 31, 2012:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)
Purchased	Sold	USD Sell	Euro Sell
$100,899,692	$388,233,936	$808,558	€10,000

(1)  U.S. $ value on origination date

(2)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

34  PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

5. Investments in Securities

For the six months ended May 31, 2012, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $179,434,757 and $240,893,084, respectively.

(a) OTC credit default swap agreements outstanding at May 31, 2012:

Sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Berkshire Hathaway	$25,000	1.51%	3/20/17	1.00%	$(530,801)	$(632,928)	$102,127
Brazilian Government International Bond	1,000	1.43%	12/20/15	1.00%	(12,830)	(7,664)	(5,166)
Brazilian Government International Bond	50,000	2.06%	6/20/21	1.00%	(4,033,578)	(2,039,882)	(1,993,696)
SLM	375	3.50%	12/20/13	5.00%	12,290	(52,500)	64,790
Barclays Bank:
Brazilian Government International Bond	39,600	1.43%	12/20/15	1.00%	(508,061)	(293,737)	(214,324)
Republic of Indonesia	30,000	1.95%	12/20/15	1.00%	(909,822)	(581,570)	(328,252)
SLM	6,000	3.50%	12/20/13	5.00%	196,640	(750,000)	946,640
BNP Paribas:
Royal Bank of Scotland	3,500	2.45%	6/20/13	1.50%	(24,004)	—	(24,004)
Royal Bank of Scotland	3,500	1.13%	6/20/13	2.65%	74,684	—	74,684
Citigroup:
China Government Bond	50,000	1.09%	6/20/16	1.00%	(82,804)	672,877	(755,681)
Mexico Government International Bond	20,000	1.36%	12/20/15	1.00%	(208,276)	(19,820)	(188,456)
Credit Suisse First Boston:
Republic of Indonesia	12,000	1.95%	12/20/15	1.00%	(363,929)	(249,756)	(114,173)
Republic of South Africa	8,000	1.63%	12/20/15	1.00%	(158,891)	(74,433)	(84,458)
Deutsche Bank:
Brazilian Government International Bond	50,000	1.47%	3/20/16	1.00%	(767,235)	(448,936)	(318,299)
General Electric	10,000	1.55%	12/20/15	1.00%	(169,058)	(421,878)	252,820
General Electric	32,000	1.65%	9/20/16	1.00%	(787,928)	(2,238,018)	1,450,090
General Electric	18,000	1.65%	9/20/16	5.00%	2,644,888	2,016,678	628,210
Mexico Government International Bond	50,000	2.00%	6/20/21	1.00%	(3,834,953)	(1,409,137)	(2,425,816)
SLM	10,000	2.54%	3/20/13	5.00%	297,366	254,558	42,808
SLM	3,000	3.50%	12/20/13	5.00%	98,320	(390,000)	488,320
HSBC Bank:
Brazilian Government International Bond	50,000	1.47%	3/20/16	1.00%	(767,235)	(448,936)	(318,299)
Credit Agricole	€10,000	6.98%	6/20/16	3.00%	(1,617,874)	319,177	(1,937,051)
Mexico Government International Bond	$8,000	1.36%	12/20/15	1.00%	(83,310)	(102,364)	19,054
Russian Government International Bond	25,000	2.39%	3/20/16	1.00%	(1,205,700)	(515,162)	(690,538)

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report  35

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase:
Berkshire Hathaway	$35,000	1.29%	12/20/15	1.00%	$(280,035)	$(1,081,114)	$801,079
Merrill Lynch & Co.	10,000	3.20%	9/20/16	1.00%	(830,142)	(1,447,258)	617,116
Republic of Indonesia	25,000	2.10%	6/20/16	1.00%	(1,000,725)	(459,878)	(540,847)
Republic of South Africa	25,000	1.63%	12/20/15	1.00%	(496,534)	(244,762)	(251,772)
Morgan Stanley:
Merrill Lynch & Co.	5,000	3.20%	9/20/16	1.00%	(415,071)	(741,654)	326,583
Russian Government International Bond	25,000	2.39%	3/20/16	1.00%	(1,205,699)	(526,697)	(679,002)
Royal Bank of Scotland:
France Government Bond	40,000	1.82%	12/20/15	0.25%	(2,119,001)	(1,042,352)	(1,076,649)
UBS:
MetLife	15,000	2.52%	12/20/15	1.00%	(733,043)	(904,108)	171,065
Republic of South Korea	58,000	1.07%	12/20/15	1.00%	(26,085)	687,227	(713,312)
					$(19,848,436)	$(13,174,027)	$(6,674,409)

€                 Euro

(1)       This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement

(2)       The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at May 31, 2012 of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Forward foreign currency contracts outstanding at May 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
529,000 British Pound settling 6/12/12	Barclays Bank	$829,811	$815,271	$(14,540)
56,467,908 Brazilian Real settling 6/4/12	HSBC Bank	29,197,470	27,998,070	(1,199,400)
1,579,000 British Pound settling 6/12/12	HSBC Bank	2,493,999	2,433,486	(60,513)
574,000 British Pound settling 6/12/12	JPMorgan Chase	922,494	884,624	(37,870)
16,416,307 Chinese Yuan Renminbi settling 6/1/12	Citigroup	2,593,536	2,577,533	(16,003)
16,416,307 Chinese Yuan Renminbi settling 6/1/12	Deutsche Bank	2,612,398	2,577,533	(34,865)
16,416,307 Chinese Yuan Renminbi settling 2/1/13	UBS	2,618,857	2,569,720	(49,137)

36  PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2012	Unrealized Appreciation (Depreciation)
76,000 Euro settling 6/14/12	Barclays Bank	$100,657	$93,978	$(6,679)
3,600,000 Euro settling 7/16/12	Barclays Bank	4,527,807	4,452,459	(75,348)
7,831,000 Euro settling 6/1/12	BNP Paribas	9,769,172	9,683,035	(86,137)
7,830,000 Euro settling 6/1/12	Citigroup	9,814,905	9,681,799	(133,106)
302,000 Euro settling 6/14/12	Citigroup	396,208	373,440	(22,768)
4,120,000 Euro settling 6/1/12	Credit Suisse First Boston	5,176,368	5,094,382	(81,986)
1,999,000 Euro settling 7/16/12	Deutsche Bank	2,476,541	2,472,352	(4,189)
8,411,000 Euro settling 6/1/12	Goldman Sachs	10,640,756	10,400,206	(240,550)
6,365,000 Euro settling 6/1/12	HSBC Bank	8,016,718	7,870,326	(146,392)
2,887,000 Euro settling 7/16/12	HSBC Bank	3,686,010	3,570,625	(115,385)
5,531,000 Euro settling 6/1/12	JPMorgan Chase	6,922,046	6,839,084	(82,962)
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	100,215	82,331	(17,884)
115,241,843 Mexican Peso settling 6/15/12	JPMorgan Chase	8,728,459	8,020,802	(707,657)
Sold:
2,048,692 Brazilian Real settling 6/4/12	Barclays Bank	1,108,000	1,015,788	92,212
58,540,908 Brazilian Real settling 8/2/12	HSBC Bank	29,897,144	28,696,172	1,200,972
53,809,863 Brazilian Real settling 6/4/12	Morgan Stanley	30,796,007	26,680,151	4,115,856
609,353 Brazilian Real settling 6/4/12	UBS	322,000	302,131	19,869
32,565,000 British Pound settling 6/12/12	BNP Paribas	52,662,946	50,187,750	2,475,196
25,093,000 British Pound settling 6/12/12	HSBC Bank	40,532,196	38,672,231	1,859,965
25,092,000 British Pound settling 6/12/12	JPMorgan Chase	40,522,451	38,670,690	1,851,761
3,268,000 British Pound settling 6/12/12	Royal Bank of Canada	5,231,404	5,036,498	194,906
25,092,000 British Pound settling 6/12/12	UBS	40,467,876	38,670,690	1,797,186
16,416,307 Chinese Yuan Renminbi settling 6/1/12	Citigroup	2,578,748	2,577,533	1,215
16,416,307 Chinese Yuan Renminbi settling 6/1/12	Deutsche Bank	2,593,536	2,577,533	16,003
16,416,307 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	2,617,813	2,569,720	48,093
10,641,000 Euro settling 7/16/12	Barclays Bank	13,926,941	13,160,728	766,213
7,831,000 Euro settling 7/3/12	BNP Paribas	9,770,441	9,684,281	86,160
7,830,000 Euro settling 7/3/12	Citigroup	9,816,095	9,683,044	133,051
4,120,000 Euro settling 7/3/12	Credit Suisse First Boston	5,177,027	5,095,037	81,990
10,642,000 Euro settling 7/16/12	Credit Suisse First Boston	13,942,297	13,161,964	780,333
10,641,000 Euro settling 7/16/12	Deutsche Bank	13,948,808	13,160,727	788,081
8,411,000 Euro settling 7/16/12	Goldman Sachs	10,642,396	10,401,543	240,853
6,365,000 Euro settling 7/3/12	HSBC Bank	8,017,666	7,871,338	146,328
7,073,000 Euro settling 6/1/12	JPMorgan Chase	9,283,984	8,745,768	538,216
5,531,000 Euro settling 7/3/12	JPMorgan Chase	6,922,904	6,839,964	82,940
33,015,000 Euro settling 6/1/12	UBS	43,381,050	40,823,064	2,557,986

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report  37

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2012	Unrealized Appreciation (Depreciation)
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	$91,554	$82,331	$9,223
115,241,843 Mexican Peso settling 6/15/12	HSBC Bank	8,970,680	8,020,801	949,879
115,241,843 Mexican Peso settling 8/15/12	JPMorgan Chase	8,678,176	7,971,489	706,687
				$18,407,803

At May 31, 2012, the Fund held $8,805,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(c) Open reverse repurchase agreements at May 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.67%	3/21/12	6/21/12	$15,234,387	$15,214,000
	0.674	3/19/12	6/22/12	1,982,743	1,980,000
	0.924	3/19/12	6/22/12	22,281,239	22,239,000
	1.00	2/24/12	8/24/12	5,587,168	5,572,000
	1.00	2/27/12	8/27/12	3,971,453	3,961,000
	1.25	2/24/12	8/24/12	5,917,066	5,897,000
	1.25	2/27/12	8/27/12	3,241,658	3,231,000
Deutsche Bank	0.65	4/5/12	7/5/12	1,704,753	1,703,000
	0.65	4/13/12	7/5/12	3,366,976	3,364,000
	0.65	5/7/12	8/10/12	8,368,776	8,365,000
	0.65	5/17/12	8/17/12	6,952,882	6,951,000
	0.65	5/23/12	8/22/12	2,928,476	2,928,000
	0.75	5/8/12	8/9/12	11,537,766	11,532,000
	0.75	5/15/12	8/16/12	1,537,544	1,537,000
	0.75	5/24/12	8/28/12	13,558,259	13,556,000
	0.80	5/15/12	8/16/12	17,078,449	17,072,000
	0.80	5/24/12	8/28/12	3,735,664	3,735,000
Royal Bank of Canada	0.717	5/24/12	8/23/12	14,513,312	14,511,000
	0.784	3/5/12	6/7/12	9,015,244	8,998,000
UBS	0.50	5/7/12	8/7/12	5,576,936	5,575,000
	0.52	5/11/12	8/7/12	3,413,035	3,412,000
	0.52	5/15/12	8/20/12	1,261,310	1,261,000
	0.54	5/7/12	8/7/12	3,745,404	3,744,000
	0.55	5/2/12	8/2/12	1,018,383	1,017,917
	0.55	5/4/12	8/6/12	1,121,479	1,121,000
	0.55	5/15/12	8/20/12	9,726,526	9,724,000
	0.58	4/25/12	7/26/12	5,718,407	5,715,000
	0.58	5/4/12	8/6/12	4,677,109	4,675,000
	0.58	5/7/12	8/7/12	7,303,941	7,301,000
	0.59	5/4/12	8/6/12	3,964,819	3,963,000
	0.60	4/2/12	7/2/12	2,916,914	2,914,000
	0.60	5/4/12	8/6/12	1,784,833	1,784,000
					$204,552,917

38  PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

5. Investments in Securities (continued)

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2012 was $221,355,511 at a weighted average interest rate of 0.80%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at May 31, 2012 was $215,894,029.

At May 31, 2012, the Fund held $2,688,501, in principal value of U.S. Treasury Obligations and $51,000 in Corporate Bonds as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

6. Income Tax Information

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

The cost basis of portfolio securities for federal income tax purposes is $1,470,062,842. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $143,724,847; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $43,502,678; and net unrealized appreciation for federal income tax purposes is $100,222,169. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

7. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended May 31, 2012, the annualized dividend rates ranged from:

	High	Low	At May 31, 2012
Series M	0.240%	0.040%	0.220%
Series T	0.260%	0.040%	0.220%
Series W	0.280%	0.040%	0.260%
Series TH	0.260%	0.040%	0.260%
Series F	0.220%	0.040%	0.220%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter

5.31.12 | PIMCO Corporate & Income Opportunity Fund Semi-Annual Report  39

PIMCO Corporate & Income Opportunity Fund Notes to Financial Statements

May 31, 2012 (unaudited)

7. Auction-Rate Preferred Shares (continued)

the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 200%, depending on the credit rating of the ARPS, (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On September 12, 2011, Moody’s Investors Service downgraded its rating of each series of the Fund’s Preferred Shares from Aaa to A2.

8. Payments from Affiliate

During the six months ended May 31, 2012, the Sub-Adviser reimbursed the Fund $24,514 (less than $0.005 per share) for realized losses resulting from a trading error.

9. Subsequent Events

On June 1, 2012, a dividend of $0.13 per share was declared to common shareholders, payable July 2, 2012 to shareholders of record on June 11, 2012.

On July 2, 2012, a dividend of $0.13 per share was declared to common shareholders payable August 1, 2012 to shareholders of record on July 12, 2012.

On July 12, 2012, Moody’s Investors Service downgraded its rating of each series of the Fund’s Preferred Shares from A2 to A3.

There are no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

40  PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

PIMCO Corporate & Income Opportunity Fund Financial Highlights

For a common share outstanding throughout each period:

	Six Months ended May 31, 2012		Year Ended November 30,
	(Unaudited)		2011	2010	2009	2008		2007
Net asset value, beginning of period	$14.22		$16.29	$13.63	$8.54	$14.34		$15.62
Investment Operations:
Net investment income	0.87		1.88	1.80	1.64	1.40		1.50
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	1.61		(1.87)	2.83	4.85	(5.52)		(0.64)
Total from investment operations	2.48		0.01	4.63	6.49	(4.12)		0.86
Dividends and Distributions on Preferred Shares from Net Investment Income	(0.00	)(5)	(0.01)	(0.01)	(0.02)	(0.30)		(0.45)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.48		–	4.62	6.47	(4.42)		0.41
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.40)		(2.07)	(1.96)	(1.38)	(1.38)		(1.32)
Net realized gains	–		–	–	–	–		(0.31)
Return of Capital	–		–	–	–	–		(0.06)
Total dividends and distributions to common shareholders	(1.40)		(2.07)	(1.96)	(1.38)	(1.38)		(1.69)
Net asset value, end of period	$15.30		$14.22	$16.29	$13.63	$8.54		$14.34
Market price, end of period	$18.02		$16.78	$17.30	$14.00	$7.55		$13.89
Total Investment Return (1)	16.22%		9.24%	40.36%	111.56%	(39.06)%		(8.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$1,046,093		$967,195	$1,098,920	$911,702	$566,927		$946,896
Ratio of expenses to average net assets including interest expense (2)(4)	1.12	%*	1.09%	1.02%	1.32%	1.39	%(3)	1.28	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	0.94	%*	0.94%	0.93%	1.23%	1.30	%(3)	1.19	%(3)
Ratio of net investment income to average net assets (2)	11.57	%*	11.76%	11.98%	16.16%	11.08%		10.15%
Preferred shares asset coverage per share	$105,467		$99,399	$109,530	$95,129	$50,082		$66,880
Portfolio turnover	12%		53%	70%	80%	130%		38%

*	Annualized.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Income dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(n) in Notes to Financial Statements).
(4)	Interest expense primarily relates to the participation in reverse repurchase agreement transactions.
(5)	Less than $(0.01) per share.

PIMCO Corporate & Income Opportunity Fund
See accompanying Notes to Financial Statements. | 5.31.12 |	Semi-Annual Report	41

PIMCO Corporate & Income Opportunity Fund
Annual Shareholder Meeting Results/Changes to Board of Trustees/
Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 23, 2012. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of John C. Maney† – Class III to serve until 2015	61,090,864	1,404,285
Election of Deborah A. DeCotis – Class III to serve until 2015	61,014,925	1,480,224

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson*, Hans W. Kertess*, William B. Ogden, IV and Alan Rappaport* continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes to Board of Trustees:

Paul Belica retired from the Fund’s Board of Trustees on December 31, 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

42  PIMCO Corporate & Income Opportunity Fund Semi-Annual Report | 5.31.12

Trustees Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2012-05-31-3962

AZ610SA_053112

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer
Date:	August 3, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date:	August 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer
Date:	August 3, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date:	August 3, 2012